American Century Investment Trust

STATEMENT OF ADDITIONAL INFORMATION SUPPLEMENT

PREMIUM MONEY MARKET FUND * DIVERSIFIED BOND FUND
PRIME MONEY MARKET FUND * HIGH-YIELD FUND

Supplement dated September 27, 2002 * Statement of Additional Information dated
                                      July 1, 2002

The following is added before Table 1 on page 6.

          HIGH-YIELD

          The fund invests primarily in lower-rated, higher-yielding corporate bonds, debentures and notes, which are subject to greater credit risk and consequently offer higher yield. The fund also may purchase, among other securities,

          * government securities

          * zero-coupon, step-coupon and pay-in-kind securities

          * convertible securities

          * loan interests

          * common stock or other equity-related securities (limited to 20% of fund assets)

          * short-term securities

          Up to 40% of the fund's assets may be invested in foreign securities.
          The fund also may purchase and sell interest rate futures contracts and related options. See Futures and Options, page 14.

          The securities purchased by the fund generally will be rated in the lower rating categories of recognized agencies, as low as C by Moody's or D by S&P, or will be unrated securities that the managers deem of comparable quality. The fund may hold securities with higher ratings when the yield differential between low-rated and higher-rated securities narrows and the risk of loss may be reduced substantially with only a relatively small reduction in yield. The fund will not invest more than 10% of its total assets in securities rated lower than B by both Moody's and S&P.

The following is added after the heading "Table 1" on page 6.

          An "X" in the table below indicates that the fund may invest in the security or employ the investment technique that appears in the corresponding row.

The following changes are made to "Table 1" on page 6.

          An "X" is added on the "Zero-Coupon and Step-Coupon" row for Prime
          Money Market.

          The "X" is removed on the "Pay-in-Kind" row for Diversified Bond.

The following replaces the first sentence of the fourth paragraph under the heading "When-Issued and Forward Commitment Agreements" on page 11.

          In purchasing securities on a when-issued or forward commitment basis, a fund will segregate cash, cash equivalents, or other appropriate liquid securities on its records in an amount sufficient to meet the purchase price.

                                                         Continued on next page

The following replaces the section "Zero-Coupon, Step-Coupon and Pay-in-Kind
Securities" on page 18.

          Zero-Coupon, Step-Coupon and Pay-In-Kind Securities

          Each fund may purchase zero-coupon debt securities. Zero-coupon debt securities do not make regular cash interest payments, and are sold at a deep discount to their face value.

          Each fund may also purchase step-coupon or step-rate debt securities.
          Instead of having a fixed coupon for the life of the security, coupon or interest payments may increase to predetermined rates at future dates. The issuer generally retains the right to call the security.
          Some step-coupon securities are issued with no coupon payments at all during an initial period, and only become interest-bearing at a future date; these securities are sold at a deep discount to their face value.

          Finally, the High-Yield Fund may purchase pay-in-kind securities that do not make regular cash interest payments, but pay interest through the issuance of additional securities. Because such securities do not pay current cash income, the price of these securities can be volatile when interest rates fluctuate.

          Although zero-coupon, pay-in-kind and certain step-coupon securities may not pay current cash income, federal income tax law requires the holder to include in income each year the portion of any original issue discount and other noncash income on such securities accrued during that year. In order to continue to qualify for treatment as a regulated investment company under the Internal Revenue Code and avoid certain excise tax, the funds are required to make distributions of any original issue discount and other noncash income accrued for each year. Accordingly, the funds may be required to dispose of other portfolio securities, which may occur in periods of adverse market prices, in order to generate cash to meet these distribution requirements.

SH-SPL-31543   0209